Supplement dated October 8, 2014
to the Classes A, C, J, and P Shares Prospectus
for Principal Funds, Inc.
dated December 30, 2013

As supplemented on January 2, 2014, February 7, 2014, March 7, 2014, March 14, 2014, April 28, 2014, June 16, 2014, July 15, 2014, August 18, 2014, and October 1, 2014.

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

On or about October 22, 2014, make the following changes.
FUND SUMMARIES

GLOBAL MULTI-STRATEGY FUND
Under the Sub-Advisors and Management headings, delete the following:
Pacific Investment Management Company LLC
MANAGEMENT OF THE FUNDS

The Sub-Advisors

Delete the section for Pacific Investment Management Company LLC (“PIMCO”) and the related sub-advisor information.